UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The unaudited pro forma condensed combined financial information of Kindred Healthcare, Inc. (“Kindred”), giving effect to, among other things, the proposed acquisition of Gentiva Health Services, Inc. (“Gentiva”) by Kindred and the related financing transactions, is set forth as Exhibit 99.1 and is incorporated herein by reference.

The related historical information of Gentiva and Harden Healthcare Holdings, Inc. is included as Exhibits 99.2, 99.3 and 99.4 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

23.1	Consent of PricewaterhouseCoopers, LLP, dated November 14, 2014, relating to the audit reports on the financial statements of Gentiva Health Services, Inc.

23.2	Consent of Ernst & Young LLP, dated November 13, 2014, relating to the audit report on the financial statements of Harden Healthcare Holdings, Inc. Net Assets Sold (Certain Assets, Liabilities and Operations Related to the Harden Home Health and Hospice Divisions)

99.1	Unaudited pro forma condensed combined financial statements of Kindred, including the notes thereto, as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.

99.2	“Part I. Financial Information—Item 1. Financial Statements” to Gentiva Health Services, Inc.’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014 filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2014 (Comm. File No. 001-15669) is hereby incorporated by reference.

99.3	“Part II. Financial Information—Item 8. Financial Statements and Supplementary Data” to Gentiva Health Services, Inc.’s Annual Report on Form 10-K/A for the year ended December 31, 2013 filed with the SEC on November 14, 2014 (Comm. File No. 001-15669) is hereby incorporated by reference.

99.4	Gentiva Health Services, Inc.’s Current Report on Form 8-K/A (Amendment No. 1) (Exhibits 99.1 and 99.2 only) filed with the SEC on December 23, 2013 (Comm. File No. 001-15669) is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

November 17, 2014	By:	/s/ JOSEPH L. LANDENWICH
	Name:	Joseph L. Landenwich
	Title:	Co-General Counsel and Corporate Secretary

Exhibit Index

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers, LLP, dated November 14, 2014, relating to the audit reports on the financial statements of Gentiva Health Services, Inc.

23.2	Consent of Ernst & Young LLP, dated November 13, 2014, relating to the audit report on the financial statements of Harden Healthcare Holdings, Inc.

99.1	Unaudited pro forma condensed combined financial statements of Kindred, including the notes thereto, as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013.

99.2	“Part I. Financial Information—Item 1. Financial Statements” to Gentiva Health Services, Inc.’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2014 filed with the SEC on November 14, 2014 (Comm. File No. 001-15669) is hereby incorporated by reference.

99.3	“Part II. Financial Information—Item 8. Financial Statements and Supplementary Data” to Gentiva Health Services, Inc.’s Annual Report on Form 10-K/A for the year ended December 31, 2013 filed with the SEC on November 14, 2014 (Comm. File No. 001-15669) is hereby incorporated by reference.

99.4	Gentiva Health Services, Inc.’s Current Report on Form 8-K/A (Amendment No. 1) (Exhibits 99.1 and 99.2 only) filed with the SEC on December 23, 2013 (Comm. File No. 001-15669) is hereby incorporated by reference.